SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 20, 2003

Avatech Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31265	84-1035353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1403 Cronhill Drive, Suite A, Owings Mills, Maryland	21117
(Address of Principal Executive Offices)	(Zip Code)

(410) 902-6900

(Registrant’s telephone number)

Item 5. Other Events.

Registrant has sent a letter to its shareholders. Reference is made to the letter to shareholders from the Registrant dated June 20, 2003, the text of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits: The following exhibits are filed as part of this Current Report:

99.1	Letter to Shareholders dated June 20, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2003	AVATECH SOLUTIONS, INC.

	By:	/s/ A. GARY REVER
A. Gary Rever
Chief Financial Officer and Principal Accounting Officer